UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                           000-52178                20-4663714
--------------------------------       ---------                -----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                         12550
---------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders


     The Board of Directors of ES Bancshares, Inc. (the "Company") announced today that it has extended the expiration date of the Company's common stock purchase warrants from June 28, 2008 to October 31, 2008. The Board also announced its intention to reduce the exercise price of such common stock purchase warrants from $10 per share to a lower price to be specified upon the effective date of the Company's Registration Statement on Form S-3 under the Securities Act of 1933. Upon the effectiveness of such Registration Statement, each warrant holder will be sent a prospectus describing the extension of the expiration date and the reduction in the exercise price of his common stock purchase warrants.


 Item 9.01. Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired: None

      (b) Pro Forma Financial Information: None

      (c) Shell Company Transactions: None

      (d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ES BANCSHARES, INC.


DATE:  June 27, 2008               By:  /s/ Anthony P. Costa
                                        ---------------------
                                            Anthony P. Costa
                                            Chairman and Chief Executive Officer